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                                                                   Exhibit 23.1

                         CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
Mylex Corporation:


We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.



                                                           KPMG Peat Marwick LLP

San Jose, California
May 23, 1995